UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 04178 )
Exact name of registrant as specified in charter: Putnam American Government Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2007

Date of reporting period: October 1, 2006— March 31, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam American Government Income Fund

3|31|07

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme
Judicial Court Justice Samuel Putnam
established The Prudent Man Rule,
a legal foundation for responsible
money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam

American Government

Income Fund

3| 31| 07

Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	14
Expenses	17
Portfolio turnover	19
Risk	20
Your fund’s management	21
Terms and definitions	24
Trustee approval of management contract	26
Other information for shareholders	32
Financial statements	33

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to demonstrate healthy growth, it has become evident that certain sectors of the U.S. economy have slowed somewhat. Volatility in the financial markets has been on the rise, reflecting increased uncertainty about the potential impact of problems in the housing market. However, we have also seen indications that inflation is stabilizing and the unemployment rate is declining. We consequently believe the resilience of the U.S. economy will enable it to weather this period of uncertainty.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended March 31, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam American Government Income Fund:
investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various government bonds (called Treasuries), ultimately borrowing a total of about $2 trillion. U.S. Treasuries have traditionally been considered a safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government’s ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to U.S. Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBSs). MBSs are essentially securities that represent a stake in the principal from and interest paid on a collection of mortgages. Most MBSs are created when government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBSs that government-sponsored entities sell to different financial entities, such as your fund.

Because MBSs, with the exception of Ginnie Maes, are not guaranteed directly by the full faith and credit of the United States, and therefore carry a higher degree of risk than investments like Treasuries, they also offer opportunities for higher returns. By investing in both Treasuries and MBSs, your fund’s management team seeks to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

The ABCs of MBSs

MBSs (Mortgage-backed securities): MBSs are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association): Fannie Mae is a public company established by the U.S. government in 1938 to help make mortgage funds available to buyers. Fannie Mae does business with primary mortgage lenders (savings and loans, commercial banks, credit unions, and housing finance agencies).

Freddie Mac (Federal Home Loan Mortgage Corporation): Freddie Mac is another public company chartered by Congress to increase the funds available to mortgage financiers. Freddie Mac buys mortgages from primary lenders and develops MBSs that offer a guarantee on the payment of principal and interest.

Ginnie Mae (Government National Mortgage Association): Ginnie Mae is a government-owned corporation established in 1968 whose MBSs are backed by the full faith and credit of the U.S. government.

Putnam American Government Income Fund seeks high current income, primarily by investing in U.S. government securities. The fund seeks capital preservation as a secondary objective. This fund may be suitable for investors who have an investment time horizon of at least three years to give their investment the full potential to benefit from a typical interest-rate cycle.

Highlights

• For the six months ended March 31, 2007, Putnam American Government Income Fund’s class A shares returned 2.21% without sales charges.

• The fund’s benchmark, the Lehman Government Bond Index, returned 2.29% .

• The average return for the fund’s Lipper category, General U.S. Government Funds, was 2.06% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 14.

Performance

Total return for class A shares for periods ended 3/31/07

Since the fund’s inception (3/1/85), average annual return is 6.49% before sales charge and 6.31% after sales charge.

	Average annual return		Cumulative return
	Before sales charge	After sales charge	Before sales charge	After sales charge

10 years	5.08%	4.67%	64.06%	57.83%

5 years	3.60	2.81	19.36	14.86

3 years	1.92	0.62	5.86	1.87

1 year	5.22	1.30	5.22	1.30

6 months	—	—	2.21	–1.67

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 3.75% load. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

Report from the fund managers

The period in review

For the first half of its 2007 fiscal year, which ended March 31, 2007, Putnam American Government Income Fund posted a modest gain, based on results before sales charges. We believe the very slight differences in performance between the fund, its benchmark, and the average for its peer group reflect the fund’s use of mortgage-backed securities (MBSs) and the types of MBSs we emphasized during the period. Although the fund may invest up to 20% of its assets in MBSs, its benchmark, the Lehman Government Bond Index does not include any of these securities. Although mortgages generally outperformed Treasuries, during the period our emphasis on 15-year over 30-year mortgages detracted from returns and caused the fund’s results before sales charges to finish just shy of the benchmark. Also, the fund’s exposure to collateralized mortgage obligations (CMOs) that were made up of newer mortgage loans (as opposed to more seasoned loans) did not perform as well as we had anticipated, nor did the fund’s position in adjustable-rate mortgages. Despite these disadvantages, fund results before sales charges edged ahead of the average return for its peer group, Lipper General U.S. Government Funds.

Market overview

From October 1, 2006, to March 31, 2007, yields on 10-year Treasuries vacillated within a 40-basis-point range (a basis point is one one-hundredth of a percentage point) and ended the period virtually unchanged: the yield was 4.63% on October 1, 2006 and 4.64% on March 31, 2007. The level of volatility, although higher than in the previous year, was quite normal in historical terms. The health of the U.S. economy appeared uncertain for much of the period: weakness in the housing market suggested a faltering economy, while robust consumer spending drove economic growth and contributed to inflationary pressures. The yield curve (a graphical representation of the difference in yield between short-term and long-term securities) remained inverted for the entire six-month period. This fairly rare occurrence, in which shorter-term bonds offer higher yields than longer-term bonds, is widely accepted as an indicator of slowing economic growth. We believe it suggests that the market expects the Federal Reserve (the Fed) to lower short-term interest rates.

MBSs produced stronger returns than Treasuries and agency bonds during the period. Thirty-year MBSs outperformed more conservative 15-year securities. Lower-coupon MBSs outpaced those with higher coupons, and the best performers had 5.5% coupons. Ginnie Mae certificates jockeyed for position with Fannie Mae certificates. While certain Ginnie Mae securities had performed well toward the end of 2006, they relinquished their gains in the first three months of 2007, and Fannie Maes outpaced Ginnie Maes overall. The performance of agency bonds was flat for the period.

Strategy overview

There are five key strategy decisions that we make in managing the fund. The first concerns the “term structure” of the securities in which we invest. This aspect of our management strategy reflects our views of the direction of interest rates based on factors such as economic indicators, Fed statements and strategy, and market sentiment. It also involves our analysis of the shape of the yield curve and consequent positioning of your fund’s

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 3/31/07.

Bonds

Lehman Government Bond Index (U.S. Treasury and agency securities)	2.29%

Lehman Intermediate Treasury Bond Index (intermediate-maturity U.S. Treasury bonds)	2.34%

Lehman Aggregate Bond Index (broad bond market)	2.76%

JPMorgan Global High Yield Index (global high-yield bonds)	7.55%

Equities

S&P 500 Index (broad stock market)	7.38%

Russell 1000 Growth Index (large-company growth stocks)	7.19%

Russell 1000 Value Index (large-company value stocks)	9.34%

portfolio to benefit from expected shifts in the curve. Our second strategic decision involves sector allocation. Because your fund’s benchmark is limited to intermediate-maturity Treasury securities, this decision also involves assessing the relative attractiveness of securities that are not in the benchmark but are nevertheless allowable investments within fund guidelines. These include longer-term Treasuries, agency securities, and MBSs; however, under normal circumstances, we invest at least 80% of the fund’s net assets in U.S. government securities. Within the MBS market, we also weigh the relative attractiveness of Ginnie Maes, Fannie Maes, and Freddie Macs. Based on our assessment of relative values in each of these markets, we position the fund to take advantage of our sector preferences.

We make three other strategic decisions that are specifically related to MBSs: We seek to determine which maturity is currently most attractive (e.g., 30-year, 15-year, or adjustable rate); we assess which coupon level (e.g., 5.5%, 6.5%, 7%, etc.) or what combination of coupons appears likely to provide the best risk/return tradeoff; and we consider the “seasoning” of mortgages. An older, or more seasoned, mortgage is typically less likely to be prepaid. Prepayments interrupt the income stream and potentially require investors to reinvest principal at current lower rates.

Comparison of the fund’s maturity and duration

This chart compares changes in the fund’s average effective maturity (a weighted average of the holdings’ maturities) and its average effective duration (a measure of its sensitivity to interest-rate changes).

Average effective duration and average effective maturity take into account put and call features, where applicable, and reflect prepayments for mortgage-backed securities. Duration is usually shorter than maturity because it reflects interest payments on a bond prior to its maturity.

Your fund’s holdings

The portfolio’s duration, which is an indication of its sensitivity to interest-rate changes, remained somewhat shorter than that of the benchmark during the period. As bond market volatility increased over the period, this positioning, which is considered a defensive strategy, proved helpful. The spread, or difference in yield, between Treasury bonds and bonds in the credit sector (such as corporate bonds) had narrowed to such a degree that we believed it would begin to widen at some point. Historically, this has been typical interest-rate cycle

Portfolio composition

This table shows the fund’s portfolio composition as of 3/31/07. Weightings are shown as a percentage of net assets and are net of TBA sales positions outstanding. Holdings will vary over time.

* A significant portion of short-term investments reflects amounts used to settle TBA purchase commitments. For more information, see page 57.

behavior. Wider spreads mean a greater difference in yield between the bond types, and since yields move in the opposite direction of bond prices, rising yields mean lower bond prices. Seeking to limit the impact of this scenario on the prices of the fund’s holdings, we emphasized lower-yielding government securities during the period. This strategy dampened results because Treasuries did not perform as well as higher-yielding mortgage securities, but we feel it was an appropriate decision in light of the yield curve trends we anticipated.

Within the MBS sector, we emphasized certificates with 15-year maturities over 30-year maturities. Thirty-year loans are more susceptible to prepayment risk, which is the risk that mortgage loans will be paid in full prematurely, reducing an investor’s expected interest income, and necessitating reinvestment of principal at prevailing market rates, which could be lower. Consequently, they typically offer higher yields to compensate investors for accepting this risk. We felt 15-year certificates would be a more prudent choice in the current environment. However, when interest rates did not move enough to compel borrowers to refinance their mortgages, that extra yield became a bonus to investors, and 30-year MBSs performed better than 15-year certificates.

The portfolio emphasized Fannie Mae certificates over Ginnie Maes and Freddie Macs. This was a positive for the fund, as Fannie Maes had greater gains over the period. Also, our preference for mortgages with 5.5% coupons proved beneficial, as these outperformed higher-coupon mortgages.

Fund returns were helped by our emphasis on older, more seasoned mortgages, which often have smaller loan balances. Both the seasoning and the lower loan balances tend to reduce prepayment risk, so these securities are relatively stable. In our view, the most attractive seasoned mortgages are FHA-VA re-performing loans and collateralized mortgage obligations (CMOs). FHA-VA re-performing loans are formerly delinquent mortgages that have been pooled together and given credit protection from the Federal Housing Administration (FHA), the Veteran’s Administration (VA), and Fannie Mae. We like the limited credit risk of these securities, and the fact that their prepayment risk is less sensitive to changes in market interest rates. This is because mortgage borrowers who have been delinquent in the past are not able to refinance easily and tend to hold their mortgages longer. These securities typically offer higher yields and less risk than typical MBSs. CMOs are derivative securities backed by underlying mortgage loans that have been repackaged in such a way as to offer investors particular maturities with a level of prepayment risk that suits their needs. The portfolio held both seasoned CMOs, which performed well during the period, and newer CMOs, which underperformed.

The fund also owned a small position in AAA-rated commercial mortgage-backed securities (CMBSs). Unlike residential mortgages, most commercial mortgages are precluded from prepayment. With no prepayment risk, they typically provide a more stable stream of income than MBSs based on home mortgages. CMBSs were inexpensive relative to residential MBSs, yet they offered similar yields. They performed well during the year.

Rounding out the fund’s holdings among mortgage-related securities was a small position in hybrid adjustable-rate mortgages (ARMs). Hybrid ARMs have characteristics of both fixed-rate and adjustable-rate loans, because they provide for an initial period of fixed-rate payments, after which the interest rate adjusts annually. Nearly half of all new mortgage loans originated in recent years were hybrid loans. In fact, so many hybrid ARMs are now trading in the secondary market that the Lehman Mortgage Index, which had previously not included ARMs, began incorporating them as of April 1, 2007. Managers whose funds use this index as a performance benchmark will need to establish or increase their positions in hybrid ARMs. We anticipate that this buying activity will drive up prices for the sector. Although the fund’s hybrid-ARMs exposure was not helpful to performance during the reporting period, we believe it has the potential to boost fund returns going forward.

Compared to its benchmark, the portfolio was significantly underweighted in agency bonds, which, in our opinion, offered a less attractive risk/reward profile than many other securities available to the fund. This underweight had a neutral effect on returns, as agencies neither gained nor lost ground during the period.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Looking ahead, we do not believe that the softening in the housing market signals a larger problem for the economy. In our opinion, concern about inflation increases the likelihood of higher interest rates, so we anticipate that the current inverted yield curve will shift toward a more normal configuration as the fund’s fiscal year continues. When rates rise, we may become more neutral in terms of duration, relative to the benchmark.

We plan to maintain the fund’s current underweight position in agency bonds, which we believe remain relatively unattractive. However, we are slowly increasing the portfolio’s overweight to MBSs. We no longer believe that 15-year certificates offer a significant advantage, so we are balancing exposure between 15-year and 30-year certificates. Our preference for Fannie Maes has waned somewhat, and going forward, the portfolio is likely to reflect a more neutral stance between Fannie Maes and Ginnie Maes. We expect to increase the fund’s exposure to higher-coupon MBSs, which we believe are likely to strengthen in coming months. We continue to prefer seasoned mortgages, and will seek to maintain the fund’s exposure through investments in FHA-VA re-performing mortgages and seasoned CMOs.

As stated earlier, we believe that prices of hybrid ARMs may benefit from their recent inclusion in the Lehman Mortgage Index, and we anticipate that the fund’s position in these securities will contribute to overall returns. As always, we strive to position the fund to take advantage of attractive opportunities without assuming undue risk.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses.

Your fund’s performance

This section shows your fund’s performance for periods ended March 31, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	6.49%	6.31%	5.62%	5.62%	5.69%	5.69%	6.17%	6.02%	6.23%	6.56%

10 years	64.06	57.83	52.24	52.24	52.20	52.20	60.21	55.03	60.05	66.41
Annual average	5.08	4.67	4.29	4.29	4.29	4.29	4.83	4.48	4.82	5.22

5 years	19.36	14.86	14.92	12.92	14.98	14.98	17.82	14.03	17.93	20.99
Annual average	3.60	2.81	2.82	2.46	2.83	2.83	3.33	2.66	3.35	3.88

3 years	5.86	1.87	3.40	0.51	3.51	3.51	4.98	1.57	5.06	6.61
Annual average	1.92	0.62	1.12	0.17	1.16	1.16	1.63	0.52	1.66	2.16

1 year	5.22	1.30	4.34	–0.66	4.45	3.44	4.91	1.46	4.94	5.52

6 months	2.21	–1.67	1.74	–3.26	1.85	0.85	2.07	–1.26	2.08	2.36

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.75% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Comparative index returns

For periods ended 3/31/07

	Lehman		Lipper General
	Government	Lehman Intermediate	U.S. Government Funds
	Bond Index	Treasury Bond Index	category average*

Annual average
(life of fund)	8.03%	7.30%	7.10%

10 years	83.34	70.38	70.11
Annual average	6.25	5.47	5.43

5 years	28.05	22.07	22.51
Annual average	5.07	4.07	4.12

3 years	8.32	6.64	6.88
Annual average	2.70	2.16	2.24

1 year	5.93	5.63	5.25

6 months	2.29	2.34	2.06

Index and Lipper results should be compared to fund performance at net asset value. Effective 3/1/07 the fund’s primary benchmark became the Lehman Government Bond Index.

* Over the 6-month and 1-, 3-, 5-, 10-, and life of fund year periods ended 3/31/07, there were 166, 165, 146, 124, 76, and 11 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 3/31/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.174		$0.142	$0.142	$0.162		$0.162	$0.186

Capital gains	—		—	—	—		—	—

Total	$0.174		$0.142	$0.142	$0.162		$0.162	$0.186

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/06	$8.86	$9.21	$8.81	$8.84	$8.90	$9.20	$8.86	$8.85

3/31/07	8.88	9.23	8.82	8.86	8.92	9.22	8.88	8.87

Current yield
(end of period)

Current
dividend rate[1]	4.19%	4.03%	3.54%	3.52%	3.90%	3.77%	3.92%	4.46%

Current 30-day
SEC yield[2,3]
(with expense
limitation)	4.14	3.98	3.42	3.39	3.86	3.73	3.88	4.39

Current 30-day
SEC yield[3]
(without
expense
limitation)	4.05	3.89	3.33	3.31	3.77	3.65	3.80	4.30

* Dividend sources are estimated and may vary based on final tax calculations after the fund's fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

 2 For a portion of the period, this fund limited expenses, without which yields would have been lower.

3 Based only on investment income, calculated using SEC guidelines.

Fund’s annual operating expenses

For the fiscal year ended 9/30/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses*	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Total annual fund
operating expenses	1.10	1.85	1.85	1.35	1.35	0.85

* Reflects Putnam Management’s decision to contractually limit expenses through 9/30/07.

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam American Government Income Fund from October 1, 2006, to March 31, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.29	$ 9.05	$ 9.06	$ 6.55	$ 6.55	$ 4.04

Ending value (after expenses)	$1,022.10	$1,017.40	$1,018.50	$1,020.70	$1,020.80	$1,023.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2007, use the calculation method below. To find the value of your investment on October 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 10/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.29	$ 9.05	$ 9.05	$ 6.54	$ 6.54	$ 4.03

Ending value (after expenses)	$1,019.70	$1,015.96	$1,015.96	$1,018.45	$1,018.45	$1,020.94

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.05%	1.80%	1.80%	1.30%	1.30%	0.80%

Average annualized expense
ratio for Lipper peer group*	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 3/31/07. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam American Government
Income Fund	233%*	384%*	430%*	551%†	339%†

Lipper General U.S. Government
Funds category average	274%	304%	280%	407%	267%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

* Excludes dollar roll transactions.

† Excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Core Fixed-Income Team. Kevin Cronin is the Portfolio Leader and Rob Bloemker and Daniel Choquette are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Core Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2007, and March 31, 2006.

Trustee and Putnam employee fund ownership

As of March 31, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$181,000	$ 98,000,000

Putnam employees	$735,000	$458,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $510,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Kevin Cronin is also a Portfolio Leader of Putnam Global Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, and Putnam U.S. Government Income Trust.

Rob Bloemker is also a Portfolio Member of Putnam Diversified Income Trust, Putnam Income Fund, Putnam Limited Duration Government Income Fund, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, and Putnam U.S. Government Income Trust.

Daniel Choquette is also a Portfolio Member of Putnam Limited Duration Government Income Fund and Putnam U.S. Government Income Trust.

Kevin Cronin, Rob Bloemker, and Daniel Choquette may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

Your fund’s Portfolio Leader and Portfolio Members did not change during the year ended March 31, 2007.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of March 31, 2007, and March 31, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 3/31/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between 1 and 10 years.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 83rd percentile in management fees and in the 50th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper General U.S. Government Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

65th	65th	67th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 172, 150, and 125 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

 As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper General U.S. Government Funds category for the one-, five- and ten-year periods ended March 31, 2007, were 54%, 69%, and 59%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 88th out of 165, 86th out of 124, and 45th out of 76 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8-9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8-9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 3/31/07 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (63.0%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.7%)
Government National Mortgage Association Adjustable
Rate Mortgages 4 1/2s, August 20, 2034	$ 11,997,919	$ 11,919,566
Government National Mortgage Association
Pass-Through Certificates
8s, with due dates from April 15, 2030 to May 15, 2030	88,392	92,747
7 1/2s, with due dates from February 15, 2022
to September 15, 2030	5,220,725	5,517,790
7s, with due dates from November 15, 2022 to January15, 2031	252,438	263,695
6 1/2s, with due dates from December 15, 2031
to April 15, 2033	199,137	204,453
6s, with due dates from October 15, 2023 to January 15, 2029	131,168	132,890
4 1/2s, TBA, April 1, 2037	600,000	565,266
		18,696,407

U.S. Government Agency Mortgage Obligations (60.3%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
7 1/2s, October 1, 2029	2,074,809	2,162,583
6s, September 1, 2021	85,387	86,818
5 1/2s, with due dates from July 1, 2019 to August 1, 2019	817,950	820,283
5s, TBA, May 1, 2037	33,400,000	32,267,740
5s, TBA, April 1, 2037	61,600,000	59,521,000
4 1/2s, TBA, May 1, 2037	3,100,000	2,914,242
4 1/2s, TBA, April 1, 2037	3,100,000	2,913,516
Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from November 1, 2022 to January 1, 2036	4,664,070	4,829,466
6 1/2s, February 1, 2034	13,709	14,066
6 1/2s, with due dates from February 1, 2016
to February 1, 2017	258,556	264,574
6s, with due dates from July 1, 2021 to July 1, 2036	5,269,480	5,356,969
6s, with due dates from July 1, 2011 to June 1, 2021	4,050,555	4,119,869
6s, TBA, May 1, 2037	51,200,000	51,552,000
6s, TBA, April 1, 2037	51,200,000	51,576,003
6s, TBA, April 1, 2022	8,700,000	8,843,414
5 1/2s, with due dates from February 1, 2036
to February 1, 2037	9,209,603	9,115,342
5 1/2s, with due dates from December 1, 2011
to February 1, 2021	1,768,408	1,774,017
5 1/2s, TBA, May 1, 2037	76,700,000	75,858,095
5 1/2s, TBA, April 1, 2037	76,700,000	75,879,072
5s, with due dates from September 1, 2035 to April 1, 2036	13,243,956	12,813,725
5s, March 1, 2021	105,082	103,629
4 1/2s, with due dates from August 1, 2020 to April 1, 2021	5,883,971	5,702,308
4 1/2s, TBA, May 1, 2037	3,750,000	3,522,363

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (63.0%)* continued

	Principal amount	Value

U.S. Government Agency Mortgage Obligations continued
Federal National Mortgage Association
Pass-Through Certificates
4 1/2s, TBA, April 1, 2037	$ 3,750,000	$ 3,522,949
4s, with due dates from May 1, 2019 to September 1, 2020	897,472	847,781
		416,381,824

Total U.S. government and agency mortgage obligations (cost $435,675,106)		$ 435,078,231

U.S. GOVERNMENT AGENCY OBLIGATIONS (8.5%)*

	Principal amount	Value

Fannie Mae 4 1/4s, August 15, 2010	$ 13,700,000	$ 13,467,999
Freddie Mac
6 7/8s, September 15, 2010	8,053,000	8,579,617
6 3/4s, March 15, 2031	1,500,000	1,798,499
6 5/8s, September 15, 2009	29,420,000	30,627,003
3 3/8s, April 15, 2009	4,300,000	4,183,086

Total U.S. government agency obligations (cost $59,650,897)		$ 58,656,204

U.S. TREASURY OBLIGATIONS (24.1%)*

	Principal amount	Value

U.S. Treasury Bonds
8s, November 15, 2021	$ 16,475,000	$ 21,772,742
7 1/2s, November 15, 2016	10,948,000	13,308,663
6 1/4s, May 15, 2030	10,723,000	12,706,755
6s, February 15, 2026	47,270,000	53,437,260
U.S. Treasury Notes
4 1/4s, August 15, 2013	36,441,000	35,826,058
4s, February 15, 2015	14,300,000	13,712,359
3 3/8s, February 15, 2008	15,600,000	15,391,593

Total U.S. treasury obligations (cost $160,286,864)		$ 166,155,430

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)*

	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
Ser. 06-2, Class A4, 5.741s, 2045	$ 2,725,000	$ 2,819,328
Ser. 06-4, Class A4, 5.634s, 2046	300,000	305,213
Ser. 06-5, Class A4, 5.414s, 2047	352,000	352,610
Ser. 04-3, Class A5, 5.305s, 2039	180,000	182,250
Banc of America Funding Corp. IFB Ser. 06-4, Class A4,
Interest Only (IO), 0.18s, 2036	1,002,839	$1,887
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.396s, 2034	5,601,034	20,422
Ser. 05-E, Class 2, IO, 0.306s, 2035	14,331,000	79,231
IFB Ser. 06-2, Class A4, IO, 0.08s, 2036	980,976	6,312

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Commercial Mortgage Pass-Through Certificates
Ser. 06-C7, Class A4, 5.769s, 2046	$ 292,000	$ 302,311
Ser. 04-LB2A, Class A4, 4.715s, 2039	5,382,000	5,198,905
Countrywide Alternative Loan Trust
Ser. 06-OA10, Class XBI, IO, 2.608s, 2046	5,768,233	234,334
IFB Ser. 06-6CB, Class 1A3, IO, zero %, 2036	7,474,815	18,687
Credit Suisse Mortgage Capital Certificates Ser. 06-C4,
Class A3, 5.467s, 2039	585,000	588,141
CS First Boston Mortgage Securities Corp. Ser. 05-C4,
Class A5, 5.104s, 2038	3,901,000	3,839,095
Fannie Mae
Ser. 03-W6, Class PT1, 9.952s, 2042	2,472,823	2,652,234
IFB Ser. 06-70, Class SM, 9.605s, 2036	138,712	149,876
IFB Ser. 06-62, Class PS, 7.98s, 2036	851,454	953,051
IFB Ser. 06-76, Class QB, 7.68s, 2036	1,027,486	1,091,762
IFB Ser. 06-60, Class AK, 7.52s, 2036	477,039	511,748
Ser. 05-W3, Class 1A, 7 1/2s, 2045	2,017,969	2,133,661
Ser. 04-W8, Class 3A, 7 1/2s, 2044	2,985,458	3,147,002
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	2,651,546	2,793,698
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	1,456,781	1,533,872
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	2,141,267	2,252,870
Ser. 03-W4, Class 4A, 7 1/2s, 2042	520,058	543,236
Ser. 02-T18, Class A4, 7 1/2s, 2042	943,875	987,925
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	1,483,944	1,553,208
Ser. 02-T16, Class A3, 7 1/2s, 2042	7,033,899	7,360,495
Ser. 02-T19, Class A3, 7 1/2s, 2042	20,925	21,907
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	276,945	289,870
Ser. 02-T12, Class A3, 7 1/2s, 2042	21,577	22,492
Ser. 02-W4, Class A5, 7 1/2s, 2042	3,074,617	3,209,986
Ser. 02-W1, Class 2A, 7 1/2s, 2042	49,355	51,423
Ser. 02-14, Class A2, 7 1/2s, 2042	155,409	162,378
Ser. 01-T10, Class A2, 7 1/2s, 2041	1,870,189	1,948,003
Ser. 02-T4, Class A3, 7 1/2s, 2041	752,701	784,362
Ser. 02-T6, Class A2, 7 1/2s, 2041	737,149	766,335
Ser. 01-T12, Class A2, 7 1/2s, 2041	1,024,055	1,065,469
Ser. 01-T8, Class A1, 7 1/2s, 2041	321,032	333,414
Ser. 01-T7, Class A1, 7 1/2s, 2041	5,066,671	5,264,180
Ser. 01-T3, Class A1, 7 1/2s, 2040	47,567	49,474
Ser. 99-T2, Class A1, 7 1/2s, 2039	103,216	108,706
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	1,030,057	1,075,373
Ser. 02-T1, Class A3, 7 1/2s, 2031	867,254	905,455
Ser. 00-T6, Class A1, 7 1/2s, 2030	1,332,909	1,391,564
Ser. 02-W7, Class A5, 7 1/2s, 2029	85,936	89,825
Ser. 01-T4, Class A1, 7 1/2s, 2028	91,598	96,661
Ser. 02-W3, Class A5, 7 1/2s, 2028	864,945	903,734
IFB Ser. 06-63, Class SP, 7.38s, 2036	1,115,296	1,231,142
IFB Ser. 06-60, Class TK, 7.32s, 2036	282,855	304,579
Ser. 02-26, Class A1, 7s, 2048	1,411,134	1,459,084
Ser. 04-W12, Class 1A3, 7s, 2044	783,439	815,624
Ser. 04-T3, Class 1A3, 7s, 2044	1,607,610	1,672,157

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Fannie Mae
Ser. 04-T2, Class 1A3, 7s, 2043	$ 571,015	$ 594,061
Ser. 03-W8, Class 2A, 7s, 2042	5,480,937	5,686,799
Ser. 03-W3, Class 1A2, 7s, 2042	535,539	554,195
Ser. 02-T16, Class A2, 7s, 2042	3,892,030	4,026,973
Ser. 02-T19, Class A2, 7s, 2042	2,356,590	2,439,882
Ser. 02-14, Class A1, 7s, 2042	1,607,102	1,658,787
Ser. 01-T10, Class A1, 7s, 2041	1,044,737	1,077,064
Ser. 02-T4, Class A2, 7s, 2041	2,720,541	2,805,103
Ser. 01-W3, Class A, 7s, 2041	446,910	462,920
Ser. 04-W1, Class 2A2, 7s, 2033	3,898,724	4,053,224
IFB Ser. 06-104, Class ES, 6.85s, 2036	527,420	551,123
IFB Ser. 06-104, Class CS, 5.76s, 2036	638,778	654,745
Ser. 07-16, Class TS, IO, 5 1/2s, 2009	6,238,831	133,548
IFB Ser. 05-74, Class CS, 5.39s, 2035	1,504,469	1,528,808
IFB Ser. 05-74, Class CP, 5.243s, 2035	1,319,724	1,359,751
IFB Ser. 06-27, Class SP, 5.06s, 2036	876,000	906,010
IFB Ser. 06-8, Class HP, 5.06s, 2036	1,038,315	1,060,205
IFB Ser. 06-8, Class WK, 5.06s, 2036	1,617,253	1,639,198
IFB Ser. 05-106, Class US, 5.06s, 2035	1,587,849	1,635,829
IFB Ser. 05-99, Class SA, 5.06s, 2035	788,126	800,399
Ser. 07-39, Class A, IO, 5s, 2037	2,365,000	87,820
IFB Ser. 05-114, Class SP, 4.95s, 2036	449,901	426,844
IFB Ser. 05-74, Class DM, 4.877s, 2035	1,532,267	1,551,416
IFB Ser. 06-60, Class CS, 4.583s, 2036	491,980	474,614
IFB Ser. 05-95, Class CP, 4.089s, 2035	123,609	123,502
IFB Ser. 05-106, Class JC, 3.628s, 2035	699,348	648,186
IFB Ser. 05-83, Class QP, 3.562s, 2034	518,851	489,665
IFB Ser. 05-57, Class MN, 3.303s, 2035	1,107,134	1,078,601
IFB Ser. 03-66, Class SA, IO, 2.33s, 2033	1,353,424	105,525
IFB Ser. 07-W2, Class 3A2, IO, 1.96s, 2037	1,688,117	110,137
IFB Ser. 05-113, Class DI, IO, 1.91s, 2036	49,100,115	2,932,590
IFB Ser. 03-122, Class SA, IO, 1.78s, 2028	2,630,659	132,337
IFB Ser. 05-65, Class KI, IO, 1.68s, 2035	24,620,865	1,338,089
IFB Ser. 07-30, Class WI, IO, 1.44s, 2037	2,303,000	127,967
IFB Ser. 07-W2, Class 2A2, IO, 1.43s, 2037	2,176,132	117,320
IFB Ser. 06-128, Class SH, IO, 1.43s, 2037	1,287,642	71,850
IFB Ser. 06-56, Class SM, IO, 1.43s, 2036	1,379,386	76,043
IFB Ser. 06-12, Class SD, IO, 1.43s, 2035	4,916,277	355,938
IFB Ser. 05-90, Class SP, IO, 1.43s, 2035	2,481,071	150,105
IFB Ser. 06-123, Class CI, IO, 1.42s, 2037	2,407,490	156,573
IFB Ser. 05-82, Class SY, IO, 1.41s, 2035	6,485,285	326,818
IFB Ser. 05-95, Class CI, IO, 1.38s, 2035	1,663,118	107,351
IFB Ser. 05-84, Class SG, IO, 1.38s, 2035	2,822,573	184,295
IFB Ser. 05-104, Class NI, IO, 1.38s, 2035	1,918,361	129,106
IFB Ser. 04-92, Class S, IO, 1.38s, 2034	2,259,912	120,765
IFB Ser. 05-83, Class QI, IO, 1.37s, 2035	433,099	31,898
IFB Ser. 05-83, Class SL, IO, 1.35s, 2035	5,084,975	268,161
IFB Ser. 06-114, Class IS, IO, 1.33s, 2036	1,295,041	73,251
IFB Ser. 06-20, Class IG, IO, 1.33s, 2036	9,010,212	377,395

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 06-121, Class SD, IO, 1.32s, 2036	$ 958,226	$ 51,392
IFB Ser. 06-109, Class SG, IO, 1.31s, 2036	778,511	42,069
IFB Ser. 06-109, Class SH, IO, 1.3s, 2036	1,141,998	82,890
IFB Ser. 06-128, Class SC, IO, 1.28s, 2037	1,140,876	68,224
IFB Ser. 06-44, Class IS, IO, 1.28s, 2036	131,350	7,237
IFB Ser. 06-45, Class SM, IO, 1.28s, 2036	2,184,117	92,484
IFB Ser. 06-8, Class JH, IO, 1.28s, 2036	4,544,056	251,149
IFB Ser. 06-20, Class IB, IO, 1.27s, 2036	3,861,075	154,138
IFB Ser. 05-95, Class OI, IO, 1.27s, 2035	243,218	18,168
IFB Ser. 06-96, Class ES, IO, 1.26s, 2036	621,738	32,958
IFB Ser. 06-85, Class TS, IO, 1.24s, 2036	1,912,745	92,961
IFB Ser. 06-61, Class SE, IO, 1.23s, 2036	422,178	16,558
IFB Ser. 03-124, Class ST, IO, 1.18s, 2034	930,494	41,314
IFB Ser. 07-30, Class LI, IO, 1.12s, 2037	1,589,000	92,438
IFB Ser. 07-W2, Class 1A2, IO, 1.11s, 2037	5,809,938	276,742
IFB Ser. 07-15, Class CI, IO, 1.06s, 2037	4,416,486	239,193
IFB Ser. 06-123, Class BI, IO, 1.06s, 2037	5,862,139	310,821
IFB Ser. 06-115, Class JI, IO, 1.06s, 2036	3,243,879	172,779
IFB Ser. 06-123, Class LI, IO, 1s, 2037	2,172,613	110,967
Ser. 03-W10, Class 1A, IO, 0.932s, 2043	24,410,045	360,028
Ser. 03-W10, Class 3A, IO, 0.928s, 2043	29,357,250	494,654
IFB Ser. 05-74, Class SE, IO, 0.78s, 2035	7,455,027	242,679
IFB Ser. 05-82, Class SI, IO, 0.78s, 2035	6,051,623	200,696
IFB Ser. 05-74, Class NI, IO, 0.76s, 2035	7,241,438	349,813
IFB Ser. 05-87, Class SE, IO, 0.73s, 2035	11,050,573	357,467
Ser. 01-T12, Class IO, 0.568s, 2041	3,172,330	38,100
Ser. 03-W2, Class 1, IO, 0.469s, 2042	1,320,417	14,569
Ser. 01-50, Class B1, IO, 0.459s, 2041	5,450,988	46,837
Ser. 02-T4, IO, 0.453s, 2041	16,533,933	157,149
Ser. 02-T1, Class IO, IO, 0.423s, 2031	3,271,212	30,929
Ser. 03-W6, Class 3, IO, 0.366s, 2042	2,099,837	20,288
Ser. 01-79, Class BI, IO, 0.337s, 2045	5,106,782	38,179
Ser. 03-W6, Class 21, IO, 0.004s, 2042	27,934	—
Ser. 06-104, Class EK, zero %, 2036	306,339	297,883
Ser. 371, Class 1, Principal Only (PO), zero %, 2036	1,387,298	1,160,745
Ser. 05-113, Class DO, PO, zero %, 2036	7,546,638	6,058,567
Ser. 367, Class 1, PO, zero %, 2036	211,589	160,752
Ser. 363, Class 1, PO, zero %, 2035	12,638,331	9,643,005
Ser. 361, Class 1, PO, zero %, 2035	4,626,640	3,796,513
Ser. 04-38, Class AO, PO, zero %, 2034	1,516,655	1,105,499
Ser. 04-61, Class CO, PO, zero %, 2031	1,607,000	1,315,309
Ser. 07-31, Class TS, IO, zero %, 2009	3,884,000	83,141
Ser. 07-15, Class IM, IO, zero %, 2009	1,509,358	28,640
FRB Ser. 05-117, Class GF, zero %, 2036	165,520	154,572
FRB Ser. 05-79, Class FE, zero %, 2035	388,200	391,406
FRB Ser. 05-45, Class FG, zero %, 2035	388,168	365,763
FRB Ser. 05-81, Class DF, zero %, 2033	139,404	139,862
FRB Ser. 06-1, Class HF, zero %, 2032	227,484	215,922

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-59, Class 1A3, 7 1/2s, 2043	$ 2,659,684	$ 2,809,770
Ser. T-58, Class 4A, 7 1/2s, 2043	398,429	417,912
Ser. T-42, Class A5, 7 1/2s, 2042	267,245	278,609
Ser. T-41, Class 3A, 7 1/2s, 2032	1,901	1,985
Ser. T-60, Class 1A2, 7s, 2044	966,547	1,005,275
Ser. T-59, Class 1A2, 7s, 2043	2,255,688	2,351,236
Ser. T-55, Class 1A2, 7s, 2043	1,333,765	1,375,804
Freddie Mac
IFB Ser. 3012, Class GP, 8.917s, 2035	692,260	665,964
IFB Ser. 3202, Class PS, 7.32s, 2036	864,164	946,372
IFB Ser. 3153, Class SX, 6.65s, 2036	2,230,544	2,395,341
IFB Ser. 3081, Class DC, 5.22s, 2035	632,321	643,670
IFB Ser. 3114, Class GK, 5.12s, 2036	404,376	411,551
IFB Ser. 2979, Class AS, 4.767s, 2034	282,774	280,910
IFB Ser. 3153, Class UT, 4.51s, 2036	1,299,292	1,268,378
IFB Ser. 3065, Class DC, 3.9s, 2035	967,932	917,328
IFB Ser. 3050, Class SA, 3.575s, 2034	688,794	636,271
IFB Ser. 3031, Class BS, 3.425s, 2035	1,351,121	1,265,601
IFB Ser. 2594, Class SE, IO, 1.73s, 2030	1,750,967	88,845
IFB Ser. 2828, Class TI, IO, 1.73s, 2030	904,061	57,627
IFB Ser. 3287, Class SD, IO, 1.43s, 2037	1,547,000	94,786
IFB Ser. 3028, Class ES, IO, 1.43s, 2035	4,650,768	315,846
IFB Ser. 3042, Class SP, IO, 1.43s, 2035	1,037,475	65,776
IFB Ser. 3045, Class DI, IO, 1.41s, 2035	9,912,246	478,630
IFB Ser. 3136, Class NS, IO, 1.38s, 2036	446,328	28,378
IFB Ser. 3054, Class CS, IO, 1.38s, 2035	1,012,125	44,597
IFB Ser. 3107, Class DC, IO, 1.38s, 2035	2,345,841	167,334
IFB Ser. 3066, Class SI, IO, 1.38s, 2035	6,331,160	435,131
IFB Ser. 2950, Class SM, IO, 1.38s, 2016	613,011	35,830
IFB Ser. 3031, Class BI, IO, 1.37s, 2035	897,746	65,525
IFB Ser. 3114, Class TS, IO, 1.33s, 2030	6,809,199	218,936
IFB Ser. 3128, Class JI, IO, 1.31s, 2036	221,757	15,197
IFB Ser. 3240, Class S, IO, 1.3s, 2036	3,737,474	223,783
IFB Ser. 3065, Class DI, IO, 1.3s, 2035	690,684	50,377
IFB Ser. 3145, Class GI, IO, 1.28s, 2036	181,157	12,014
IFB Ser. 3114, Class GI, IO, 1.28s, 2036	967,678	71,178
IFB Ser. 3174, Class BS, IO, 1.2s, 2036	856,962	33,253
IFB Ser. 3152, Class SY, IO, 1.16s, 2036	946,295	59,049
IFB Ser. 3081, Class DI, IO, 1.16s, 2035	848,272	46,282
IFB Ser. 3284, Class LI, IO, 1.12s, 2037	2,034,000	114,347
IFB Ser. 3281, Class AI, IO, 1.11s, 2037	4,423,342	249,082
IFB Ser. 3012, Class UI, IO, 1.1s, 2035	1,720,650	87,229
IFB Ser. 3240, Class GS, IO, 1.06s, 2036	2,270,106	122,205
IFB Ser. 3288, Class SJ, IO, 0.81s, 2037	2,116,000	81,664
IFB Ser. 3284, Class CI, IO, 0.8s, 2037	3,324,000	137,879
IFB Ser. 3291, Class SA, IO, 0.79s, 2037	908,000	31,780
IFB Ser. 3016, Class SQ, IO, 0.79s, 2035	1,981,022	57,263
IFB Ser. 3284, Class WI, IO, 0.78s, 2037	5,540,000	244,530

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 3012, Class IG, IO, 0.76s, 2035	$ 6,064,577	$ 274,524
IFB Ser. 2815, Class S, IO, 0.68s, 2032	1,980,786	53,877
Ser. 239, PO, zero %, 2036	3,793,930	3,056,768
Ser. 3174, PO, zero %, 2036	228,451	196,000
Ser. 236, PO, zero %, 2036	1,763,862	1,429,327
Ser. 3045, Class DO, PO, zero %, 2035	758,025	605,041
FRB Ser. 3213, Class FX, zero %, 2036	297,425	287,352
FRB Ser. 3231, Class X, zero %, 2036	321,507	317,589
FRB Ser. 3048, Class XG, zero %, 2035	177,296	168,317
FRB Ser. 3030, Class CF, zero %, 2035	432,309	417,482
FRB Ser. 3022, Class TC, zero %, 2035	141,347	145,118
FRB Ser. 2986, Class XT, zero %, 2035	90,327	89,374
FRB Ser. 2958, Class FL, zero %, 2035	393,835	356,211
FRB Ser. 3046, Class WF, zero %, 2035	166,712	161,259
FRB Ser. 3054, Class XF, zero %, 2034	90,243	87,860
FRB Ser. 3024, Class CW, zero %, 2034	66,970	65,811
FRB Ser. 3046, Class UF, zero %, 2033	488,064	469,453
Government National Mortgage Association
IFB Ser. 05-84, Class SB, 3.7s, 2035	495,479	461,079
IFB Ser. 05-68, Class DP, 3.614s, 2035	3,732,397	3,543,351
IFB Ser. 05-84, Class SL, 3.1s, 2035	2,529,277	2,331,359
IFB Ser. 05-66, Class SP, 3.1s, 2035	2,919,282	2,723,722
IFB Ser. 05-7, Class NP, 2.959s, 2033	367,115	348,855
IFB Ser. 07-1, Class SL, IO, 2.04s, 2037	734,278	48,103
IFB Ser. 07-1, Class SM, IO, 2.03s, 2037	734,278	47,893
IFB Ser. 05-68, Class SN, IO, 1.88s, 2034	2,992,025	165,028
IFB Ser. 06-69, Class SA, IO, 1.48s, 2036	1,042,857	49,942
IFB Ser. 07-9, Class AI, IO, 1.18s, 2037	1,386,000	65,094
IFB Ser. 05-65, Class SI, IO, 1.03s, 2035	8,420,269	322,796
IFB Ser. 06-7, Class SB, IO, 1s, 2036	7,627,476	270,672
IFB Ser. 05-68, Class KI, IO, 0.98s, 2035	26,368,752	1,443,365
IFB Ser. 05-68, Class SI, IO, 0.98s, 2035	15,817,065	696,944
IFB Ser. 06-14, Class S, IO, 0.93s, 2036	2,125,900	76,752
IFB Ser. 07-8, Class SA, IO, 0.88s, 2037	2,268,000	86,468
IFB Ser. 05-68, Class S, IO, 0.88s, 2035	8,989,146	352,939
Greenwich Capital Commercial Funding Corp. Ser. 07-GG9,
Class A4, 5.444s, 2039	314,000	317,336
GS Mortgage Securities Corp. II
Ser. 06-GG8, Class A4, 5.56s, 2039	379,000	383,942
Ser. 04-GG2, Class A6, 5.396s, 2038	1,886,000	1,898,259
Ser. 05-GG4, Class A4B, 4.732s, 2039	1,427,000	1,368,621
GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1, 4.856s, 2035	462,577	458,025
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 06-CB16, Class A4, 5.552s, 2045	395,000	399,693
Ser. 06-CB14, Class A4, 5.481s, 2044	1,700,000	1,711,951
Ser. 07-LDPX, Class A3, 5.42s, 2049	2,044,000	2,045,042
Ser. 06-LDP9, Class A3, 5.336s, 2047	1,448,000	1,440,528
Ser. 05-CB11, Class A4, 5.335s, 2037	2,827,000	2,828,185

COLLATERALIZED MORTGAGE OBLIGATIONS (32.3%)* continued

	Principal amount	Value

LB-UBS Commercial Mortgage Trust
Ser. 05-C7, Class AM, 5.263s, 2040	$ 1,783,000	$ 1,769,135
Ser. 04-C7, Class A6, 4.786s, 2029	759,000	735,223
Lehman Mortgage Trust
Ser. 07-1, Class 3A2, IO, 1.93s, 2037	2,052,468	140,250
IFB Ser. 06-5, Class 2A2, IO, 1.83s, 2036	3,121,585	144,310
IFB Ser. 06-9, Class 2A2, IO, 1.3s, 2037	3,041,337	149,627
Ser. 06-9, Class 2A3, IO, 1.3s, 2036	4,327,589	230,092
IFB Ser. 06-7, Class 2A5, IO, 1.23s, 2036	4,169,380	222,268
IFB Ser. 06-6, Class 1A3, IO, 1.18s, 2036	2,381,203	117,058
IFB Ser. 06-5, Class 1A3, IO, 0.08s, 2036	839,317	4,228
IFB Ser. 06-4, Class 1A3, IO, 0.08s, 2036	1,278,182	11,201
IFB Ser. 06-9, Class 1A6, IO, zero %, 2037	2,193,416	8,064
IFB Ser. 06-7, Class 1A9, 9s, 2036	558,745	616,955
IFB Ser. 06-9, Class 3A2, IO, 1.91s, 2037	1,242,594	75,513
IFB Ser. 06-7, Class 2A4, IO, 1.23s, 2036	4,665,565	176,757
IFB Ser. 06-6, Class 1A2, IO, 1.18s, 2036	1,783,745	69,240
IFB Ser. 06-7, Class 1A3, IO, 0.03s, 2036	1,916,657	11,804
MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	1,030,000	18,669
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	2,710,946	6,777
Morgan Stanley Capital I
Ser. 07-HQ11, Class A4, 5.447s, 2044	561,000	565,383
Ser. 05-HQ6, Class A4A, 4.989s, 2042	1,735,000	1,697,548
Ser. 04-HQ4, Class A7, 4.97s, 2040	896,000	877,632
Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 5.39s, 2035	2,370,973	2,379,864
IFB Ser. 06-7, Class 4A3, IO, zero %, 2036	977,223	4,175
Residential Asset Securitization Trust IFB Ser. 06-A7CB,
Class 1A6, IO, 0.23s, 2036	465,120	5,923
Residential Funding Mortgage Securities I Ser. 04-S5, Class 2A1,
4 1/2s, 2019	20,632	19,025
Structured Adjustable Rate Mortgage Loan Trust FRB
Ser. 05-18, Class 6A1, 5.27s, 2035	582,010	580,921
Wachovia Bank Commercial Mortgage Trust
Ser. 06-C23, Class A4, 5.418s, 2045	3,805,000	3,822,180
Ser. 04-C15, Class A4, 4.803s, 2041	1,338,000	1,293,270
Washington Mutual Asset Securities Corp. 144A Ser. 06-SL1,
Class A, 5.3s, 2043	641,779	642,732
Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR12, Class 2A5, 4.319s, 2035	8,657,000	8,349,677
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	18,649,000	193,616
Ser. 06-AR10, Class 3A1, 5.244s, 2036	537,959	533,778
Ser. 05-AR2, Class 2A1, 4.545s, 2035	368,236	363,101
Ser. 04-R, Class 2A1, 4.361s, 2034	374,893	368,801
Ser. 05-AR9, Class 1A2, 4.354s, 2035	640,550	629,889

Total collateralized mortgage obligations (cost $226,309,968)		$ 223,171,119

ASSET-BACKED SECURITIES (1.3%)*

		Principal amount	Value

Countrywide Home Loans Ser. 06-0A5, Class X, IO,
2.744s, 2046		$ 4,768,023	$ 187,741
Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 0.805s, 2035		7,053,573	209,061
IFB Ser. 05-R2, Class 1AS, IO, 0.421s, 2035		19,116,126	629,605
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035		549,848	586,523
Ser. 05-RP3, Class 1A3, 8s, 2035		1,494,016	1,579,922
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035		1,380,052	1,442,085
GSMPS Mortgage Loan Trust 144A IFB Ser. 04-4, Class 1AS,
IO, 0.725s, 2034		24,686,706	756,500
Residential Asset Mortgage Products, Inc. FRB Ser. 06-RZ2,
Class A2, 5.49s, 2036		2,397,000	2,394,004
Terwin Mortgage Trust 144A FRB Ser. 06-9HGA, Class A1,
5.4s, 2037		1,464,664	1,462,143

Total asset-backed securities (cost $9,260,823)			$ 9,247,584

PURCHASED OPTIONS OUTSTANDING (0.4%)*

	Expiration
	date/	Contract
	strike price	amount	Value

Option on an interest rate swap with
Lehman Brothers for the right to receive a
fixed rate swap of 5.19% versus the three
month USD-LIBOR-BBA maturing
December 12, 2017.	Dec 07 / 5.19	$ 83,043,000	$ 1,493,611
Option on an interest rate swap with
Lehman Brothers for the right to pay a fixed
rate swap of 5.19% versus the three month
USD-LIBOR-BBA maturing
December 12, 2017.	Dec 07 / 5.19	83,043,000	1,443,370

Total purchased options outstanding (cost $6,377,702)			$ 2,936,981

SHORT-TERM INVESTMENTS (25.3%)*

	Principal amount	Value

Interest in $565,000,000 joint repurchase agreement dated
March 30, 2007 with Bank of America Sec. LLC, due April 2,
2007 with respect to various U.S. Government obligations —
maturity value of $122,054,697 for an effective yield of 5.38%
(collateralized by a Fannie Mae and Freddie Mac securities
with coupon rates ranging from 5.0% to 6.5% and a due dates
ranging from of September 1, 2034 to March 1, 2037 valued
at $576,300,000)	$ 122,000,000	$ 122,000,000
Freddie Mac, for an effective yield of 5.17%, April 12, 2007	25,000,000	24,960,660
Freddie Mac, for an effective yield of 5.22%, March 26, 2008	25,000,000	24,987,225
U.S. Treasury Bill for an effective yield of 5.08%, April 26, 2007 #	1,303,000	1,298,423
U.S. Treasury Bill for an effective yield of 4.98%,
September 27, 2007 #	1,302,000	1,270,537

Total short-term investments (cost $174,516,845)		$ 174,516,845

TOTAL INVESTMENTS
Total investments (cost $1,072,078,205)		$ 1,069,762,394

* Percentages indicated are based on net assets of $690,273,517.

# These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2007.

At March 31, 2007, liquid assets totaling $143,695,022 have been designated as collateral for open forward commitments.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) are the current interest rates at March 31, 2007.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2007.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 3/31/07 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	1	$ 237,313	Sep-07	$ 72
Euro-Dollar 90 day (Short)	930	221,165,625	Dec-07	295,750
Euro-Dollar 90 day (Long)	727	173,162,313	Mar-08	243,385
U.S. Treasury Bond 20 yr (Short)	1,362	151,522,500	Jun-07	699,760
U.S. Treasury Note 2 yr (Short)	589	120,680,578	Jun-07	(285,998)
U.S. Treasury Note 5 yr (Short)	1	105,797	Jun-07	(510)
U.S. Treasury Note 10 yr (Long)	2,372	256,472,500	Jun-07	822,517

Total				$1,774,976

WRITTEN OPTIONS OUTSTANDING at 3/31/07 (premiums received $5,070,224) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 5.7% versus the three
month USD-LIBOR-BBA maturing on May 14, 2018.	$15,036,000	May 08/5.70	$ 661,584
Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.7% versus the
three month USD-LIBOR-BBA maturing on May 14, 2018.	15,036,000	May 08/5.70	133,820
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing on
July 5, 2017.	39,810,000	Jul 07/4.55	26,131
Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
4.55% versus the three month USD-LIBOR-BBA
maturing on July 5, 2017.	39,810,000	Jul 07/4.55	1,945,292
Option on an interest rate swap with Lehman Brothers
International for the obligation to pay a fixed rate of 5.225%
versus the three month USD-LIBOR-BBA maturing
March 5, 2018.	14,300,000	Mar 08/5.225	306,263
Option on an interest rate swap with Lehman Brothers
International for the obligation to receive a fixed rate of
5.225% versus the three month USD-LIBOR-BBA
maturing March 5, 2018.	14,300,000	Mar 08/5.225	274,360

Total			$3,347,450

TBA SALE COMMITMENTS OUTSTANDING at 3/31/07 (proceeds receivable $226,181,158) (Unaudited)

	Principal	Settlement
	amount	date	Value

FHLMC, 4 1/2s, April 1, 2037	$ 3,100,000	4/12/07	$ 2,913,516
FHLMC, 5s, April 1, 2037	33,400,000	4/12/07	32,272,750
FHLMC, 5s, May 1, 2037	61,600,000	5/14/07	59,513,780
FNMA, 4 1/2s, April 1, 2037	3,750,000	4/12/07	3,522,949
FNMA, 5 1/2s, April 1, 2037	76,700,000	4/12/07	75,879,072
FNMA, 6s, April 1, 2037	51,200,000	4/12/07	51,576,003

Total			$225,678,070

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited)

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$ 14,000,000	9/1/15	3 month USD-LIBOR-BBA	4.53%	$ (574,708)

386,000	10/2/16	5.15631%	3 month USD-LIBOR-BBA	(4,771)

280,000	5/31/16	5.58909%	3 month USD-LIBOR-BBA	(12,875)

48,000,000	10/21/15	4.943%	3 month USD-LIBOR-BBA	55,155

90,500,000	8/11/15	4.892%	3 month USD-LIBOR-BBA	1,438,779

28,800,000	3/30/09	3.075%	3 month USD-LIBOR-BBA	1,049,040

Citibank, N.A.
54,440,000	7/27/09	5.504%	3 month USD-LIBOR-BBA	(626,604)

180,000	4/7/14	5.377%	3 month USD-LIBOR-BBA	(5,742)

191,700,000	4/6/09	3 month USD-LIBOR-BBA	5.264%	3,388,873

Credit Suisse First Boston International
9,804,300	7/9/14	4.945%	3 month USD-LIBOR-BBA	89,369

Credit Suisse International
576,000	9/28/16	5.10886%	3 month USD-LIBOR-BBA	2,222

1,683,000	3/21/16	3 month USD-LIBOR-BBA	5.20497%	6,953

Goldman Sachs International
31,110,000	1/8/12	3 month USD-LIBOR-BBA	4.98%	(43,744)

3,371,000	12/20/16	3 month USD-LIBOR-BBA	5.074%	17,806

34,291,000	11/21/26	3 month USD-LIBOR-BBA	5.2075%	(222,268)

154,508,000	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(1,976,608)

33,790,000	11/20/26	3 month USD-LIBOR-BBA	5.261%	7,388

150,042,000	11/20/08	5.16%	3 month USD-LIBOR-BBA	(2,109,757)

380,000	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(9,656)

JPMorgan Chase Bank, N.A.
44,000,000	10/21/15	4.916%	3 month USD-LIBOR-BBA	137,612

36,500,000	9/2/15	3 month USD-LIBOR-BBA	4.4505%	(1,696,215)

31,200,000	8/4/16	3 month USD-LIBOR-BBA	5.5195%	849,794

62,600,000	8/4/08	3 month USD-LIBOR-BBA	5.40%	213,535

5,404,000	8/2/15	3 month USD-LIBOR-BBA	4.6570%	(173,919)

40,939,000	3/8/17	3 month USD-LIBOR-BBA	5.28%	328,877

2,717,000	1/31/17	3 month USD-LIBOR-BBA	5.415%	52,199

34,672,000	1/19/09	5.24%	3 month USD-LIBOR-BBA	(103,670)

8,814,000	1/19/17	3 month USD-LIBOR-BBA	5.249%	49,869

1,402,000	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(5,808)

45,000,000	3/30/08	3 month USD-LIBOR-BBA	5.163%	(45,171)

25,500,000	3/30/16	3 month USD-LIBOR-BBA	5.2755%	254,983

33,694,000	11/20/26	3 month USD-LIBOR-BBA	5.266%	28,533

149,658,000	11/20/08	5.165%	3 month USD-LIBOR-BBA	(2,119,054)

51,060,000	10/10/13	5.09%	3 month USD-LIBOR-BBA	(721,351)

36,700,000	10/10/13	5.054%	3 month USD-LIBOR-BBA	(431,097)

397,000	9/18/16	5.291%	3 month USD-LIBOR-BBA	(3,839)

111,000,000	1/17/16	4.946%	3 month USD-LIBOR-BBA	1,578,588

4,092,000	8/15/11	5.412%	3 month USD-LIBOR-BBA	(69,381)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/07 (Unaudited) continued

		Payments	Payments	Unrealized
Swap counterparty /	Termination	made by	received by	appreciation/
Notional amount	date	fund per annum	fund per annum	(depreciation)

Lehman Brothers International (Europe)
$ 32,069,000	3/15/09	4.9298%	3 month USD-LIBOR-BBA	$ 58,612

4,007,000	10/23/16	5.325%	3 month USD-LIBOR-BBA	(102,044)

9,968,000	10/23/08	5.255%	3 month USD-LIBOR-BBA	(153,499)

4,007,000	10/23/16	3 month USD-LIBOR-BBA	5.3275%	102,849

9,968,000	10/23/08	3 month USD-LIBOR-BBA	5.26%	154,415

93,261,000	8/3/16	5.5675%	3 month USD-LIBOR-BBA	(2,873,525)

168,000	8/3/11	3 month USD-LIBOR-BBA	5.445%	3,066

27,012,000	2/1/17	3 month USD-LIBOR-BBA	5.08%	(194,202)

Lehman Brothers Special Financing, Inc.
34,500,000	3/16/09	4.9275%	3 month USD-LIBOR-BBA	63,641

13,000,000	3/16/17	5.034%	3 month USD-LIBOR-BBA	144,824

17,850,000	9/29/13	5.0555%	3 month USD-LIBOR-BBA	(2,588)

38,390,000	9/8/16	5.3275%	3 month USD-LIBOR-BBA	(476,945)

122,272,000	8/3/08	3 month USD-LIBOR-BBA	5.425%	460,965

Total				$(4,221,094)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 3/31/07 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,072,078,205)	$1,069,762,394

Interest and other receivables	3,714,355

Receivable for shares of the fund sold	158,369

Receivable for securities sold	557,319

Receivable for sales of delayed delivery securities (Note 1)	226,575,592

Unrealized appreciation on swap contracts (Note 1)	10,537,947

Receivable for variation margin (Note 1)	152,788

Total assets	1,311,458,764

LIABILITIES

Payable to subcustodian (Note 2)	4,401,184

Payable for securities purchased	33,423

Payable for purchase of delayed delivery securities (Note 1)	370,561,730

Payable for shares of the fund repurchased	646,670

Payable for compensation of Manager (Note 2)	877,114

Payable for investor servicing and custodian fees (Note 2)	133,875

Payable for Trustee compensation and expenses (Note 2)	192,138

Payable for administrative services (Note 2)	3,960

Payable for distribution fees (Note 2)	431,063

Written options outstanding, at value (premiums received $5,070,224) (Notes 1 and 3)	3,347,450

Unrealized depreciation on swap contracts (Note 1)	14,759,041

TBA sales commitments, at value (proceeds receivable $226,181,158) (Note 1)	225,678,070

Other accrued expenses	119,529

Total liabilities	621,185,247

Net assets	$ 690,273,517

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 757,055,584

Undistributed net investment income (Note 1)	4,592,396

Accumulated net realized loss on investments (Note 1)	(68,838,396)

Net unrealized depreciation of investments	(2,536,067)

Total — Representing net assets applicable to capital shares outstanding	$ 690,273,517

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($639,262,482 divided by 71,998,709 shares)	$8.88

Offering price per class A share
(100/96.25 of $8.88)*	$9.23

Net asset value and offering price per class B share
($33,207,711 divided by 3,763,767 shares)**	$8.82

Net asset value and offering price per class C share
($3,194,474 divided by 360,677 shares)**	$8.86

Net asset value and redemption price per class M share
($2,193,509 divided by 245,832 shares)	$8.92

Offering price per class M share
(100/96.75 of $8.92)***	$9.22

Net asset value, offering price and redemption price per class R share
($58,243 divided by 6,559 shares)	$8.88

Net asset value, offering price and redemption price per class Y share
($12,357,098 divided by 1,393,244 shares)	$8.87

    * On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

  ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/07 (Unaudited)

INVESTMENT INCOME	$17,448,618

EXPENSES

Compensation of Manager (Note 2)	2,193,354

Investor servicing fees (Note 2)	634,724

Custodian fees (Note 2)	101,870

Trustee compensation and expenses (Note 2)	17,999

Administrative services (Note 2)	16,608

Distribution fees — Class A (Note 2)	817,258

Distribution fees — Class B (Note 2)	189,676

Distribution fees — Class C (Note 2)	16,453

Distribution fees — Class M (Note 2)	5,292

Distribution fees — Class R (Note 2)	134

Other	114,787

Fees waived and reimbursed by Manager (Note 2)	(261,769)

Total expenses	3,846,386

Expense reduction (Note 2)	(99,607)

Net expenses	3,746,779

Net investment income	13,701,839

Net realized loss on investments (Notes 1 and 3)	(1,139,399)

Net realized gain on swap contracts (Note 1)	6,659,950

Net realized gain on futures contracts (Note 1)	2,737,966

Net realized gain on written options (Notes 1 and 3)	1,517,014

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(8,353,564)

Net gain on investments	1,421,967

Net increase in net assets resulting from operations	$15,123,806

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	3/31/07*	9/30/06

Operations:
Net investment income	$ 13,701,839	$ 30,255,259

Net realized gain (loss) on investments	9,775,531	(18,914,459)

Net unrealized appreciation (depreciation) of investments	(8,353,564)	7,192,866

Net increase in net assets resulting from operations	15,123,806	18,533,666

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(12,859,065)	(26,835,770)

Class B	(616,134)	(1,614,287)

Class C	(52,958)	(116,662)

Class M	(38,520)	(71,755)

Class R	(976)	(1,403)

Class Y	(206,658)	(406,811)

Redemption fees (Note 1)	247	2,661

Decrease from capital share transactions (Note 4)	(42,183,135)	(145,272,590)

Total decrease in net assets	(40,833,393)	(155,782,951)

NET ASSETS

Beginning of period	731,106,910	886,889,861

End of period (including undistributed net investment income
of $4,592,396 and $4,664,868, respectively)	$690,273,517	$ 731,106,910

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights		(For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
March 31, 2007**	$8.86	.17(d)	.02	.19	(.17)	(.17)	—(e)	$8.88	2.21*	$639,262	.52*(d)	1.95*(d)	64.55*(f)
September 30, 2006	8.96	.34(d,g)	(.11)	.23	(.33)	(.33)	—(e)	8.86	2.62	673,112	1.02(d,g)	3.86(d,g)	233.43(f)
September 30, 2005	9.09	.23(d)	(.13)	.10	(.23)	(.23)	—(e)	8.96	1.09	795,350	1.04(d)	2.66(d)	384.39(f)
September 30, 2004	9.08	.20(d)	—	.20	(.19)	(.19)	—(e)	9.09	2.29	934,914	1.03(d)	2.20(d)	429.97(f )
September 30, 2003	9.08	.22	.02	.24	(.24)	(.24)	—	9.08	2.73	1,238,690	1.00	2.41	550.68(h)
September 30, 2002	8.87	.37	.26	.63	(.42)	(.42)	—	9.08	7.31	1,412,248.98		4.24	339.11(h)

CLASS B
March 31, 2007**	$8.81	.14(d)	.01	.15	(.14)	(.14)	—(e)	$8.82	1.74*	$33,208	.90*(d)	1.58*(d)	64.55*(f )
September 30, 2006	8.90	.27(d,g)	(.10)	.17	(.26)	(.26)	—(e)	8.81	1.95	42,996	1.77(d,g)	3.11(d,g)	233.43(f )
September 30, 2005	9.03	.16(d)	(.13)	.03	(.16)	(.16)	—(e)	8.90	.33	68,766	1.79(d)	1.89(d)	384.39(f )
September 30, 2004	9.03	.13(d)	—	.13	(.13)	(.13)	—(e)	9.03	1.43	102,924	1.78(d)	1.46(d)	429.97(f )
September 30, 2003	9.02	.15	.03	.18	(.17)	(.17)	—	9.03	2.06	169,610	1.75	1.67	550.68(h)
September 30, 2002	8.82	.30	.25	.55	(.35)	(.35)	—	9.02	6.44	231,724	1.73	3.49	339.11(h)

CLASS C
March 31, 2007**	$8.84	.14(d)	.02	.16	(.14)	(.14)	—(e)	$8.86	1.85*	$3,194	.90*(d)	1.58*(d)	64.55*(f )
September 30, 2006	8.94	.27(d,g)	(.11)	.16	(.26)	(.26)	—(e)	8.84	1.84	3,627	1.77(d,g)	3.11(d,g)	233.43(f )
September 30, 2005	9.06	.16(d)	(.12)	.04	(.16)	(.16)	—(e)	8.94	.42	4,530	1.79(d)	1.91(d)	384.39(f )
September 30, 2004	9.06	.13(d)	—	.13	(.13)	(.13)	—(e)	9.06	1.42	6,198	1.78(d)	1.46(d)	429.97(f )
September 30, 2003	9.05	.15	.03	.18	(.17)	(.17)	—	9.06	2.06	9,816	1.75	1.67	550.68(h)
September 30, 2002	8.85	.30	.25	.55	(.35)	(.35)	—	9.05	6.45	13,839	1.73	3.49	339.11(h)

CLASS M
March 31, 2007**	$8.90	.16(d)	.02	.18	(.16)	(.16)	—(e)	$8.92	2.07*	$2,194	.65*(d)	1.83*(d)	64.55*(f )
September 30, 2006	9.00	.32(d,g)	(.12)	.20	(.30)	(.30)	—(e)	8.90	2.33	2,115	1.27(d,g)	3.61(d,g)	233.43(f )
September 30, 2005	9.12	.20(d)	(.12)	.08	(.20)	(.20)	—(e)	9.00	.93	2,316	1.29(d)	2.40(d)	384.39(f )
September 30, 2004	9.11	.18(d)	—	.18	(.17)	(.17)	—(e)	9.12	2.01	3,490	1.28(d)	1.96(d)	429.97(f )
September 30, 2003	9.10	.20	.03	.23	(.22)	(.22)	—	9.11	2.56	6,468	1.25	2.19	550.68(h)
September 30, 2002	8.90	.35	.24	.59	(.39)	(.39)	—	9.10	6.88	10,558	1.23	3.98	339.11(h)

CLASS R
March 31, 2007**	$8.86	.16(d)	.02	.18	(.16)	(.16)	—(e)	$8.88	2.08*	$58	.65*(d)	1.83*(d)	64.55*(f )
September 30, 2006	8.96	.31(d,g)	(.10)	.21	(.31)	(.31)	—(e)	8.86	2.40	49	1.27(d,g)	3.57(d,g)	233.43(f )
September 30, 2005	9.08	.27(d)	(.19)	.08	(.20)	(.20)	—(e)	8.96	.93	3	1.29(d)	2.41(d)	384.39(f )
September 30, 2004	9.08	.18(d)	(.01)	.17	(.17)	(.17)	—(e)	9.08	1.88	1	1.28(d)	1.95(d)	429.97(f )
September 30, 2003†	9.11	.09	(.02)	.07	(.10)	(.10)	—	9.08	.72*	1	.63*	1.32*	550.68(h)

CLASS Y
March 31, 2007**	$8.85	.18(d)	.03	.21	(.19)	(.19)	—(e)	$8.87	2.36*	$12,357	.40*(d)	2.07*(d)	64.55*(f )
September 30, 2006	8.95	.36(d,g)	(.11)	.25	(.35)	(.35)	—(e)	8.85	2.90	9,207	.77(d,g)	4.14(d,g)	233.43(f )
September 30, 2005	9.08	.31(d)	(.19)	.12	(.25)	(.25)	—(e)	8.95	1.35	15,925	.79(d)	2.96(d)	384.39(f )
September 30, 2004	9.07	.22(d)	.01(i)	.23	(.22)	(.22)	—(e)	9.08	2.56	14,378	.78(d)	2.45(d)	429.97(f )
September 30, 2003	9.07	.24	.03	.27	(.27)	(.27)	—	9.07	3.00	18,839.75		2.68	550.68(h)
September 30, 2002	8.87	.39	.25	.64	(.44)	(.44)	—	9.07	7.49	21,082.73		4.48	339.11(h)

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52 53

Financial highlights (Continued)

 * Not annualized.

** Unaudited.

 † For the period April 1, 2003 (commencement of operations) to September 30, 2003.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage
of average
net assets

March 31, 2007	0.04%

September 30, 2006	0.06

September 30, 2005	0.04

September 30, 2004	0.06

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

(g) Reflects a non-recurring accrual related to a reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.02% of average net assets (Note 5).

(h) Portfolio turnover excludes treasury note transactions executed in connection with a short-trading strategy.

(i) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/07 (Unaudited)

Note 1: Significant accounting policies

Putnam American Government Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income, primarily through U.S. government securities, with preservation of capital as its secondary objective.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 3.75% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counter-party defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

I) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under

“Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

J) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2006, the fund had a capital loss carryover of $61,064,633 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$40,264,642	September 30, 2008

20,799,991	September 30, 2014

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2007, $14,135,820 of losses recognized during the period November 1, 2005 to September 30, 2006.

The aggregate identified cost on a tax basis is $1,073,125,900, resulting in gross unrealized appreciation and depreciation of $7,983,800 and $11,347,306, respectively, or net unrealized depreciation of $3,363,506.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next

$500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through September 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the fund for the period from January 1, 2007 through December 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2005 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage service arrangements that reduced expenses of the fund.

For the period ended March 31, 2007, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $261,769 of its management fee from the fund.

In July 2006, questions arose regarding a potential misidentification of the characteristics of certain securities in the fund’s portfolio, and the value of these securities was adjusted. The fund currently expects to be reimbursed for losses relating to this matter by Putnam. The amount of such reimbursement has not yet been determined, but is not expected to be material to the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended March 31, 2007, the fund incurred $732,210 for custody and investor servicing agent functions provided by PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At March 31, 2007, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby PFTC’s and State Street Bank and Trust Company’s fees are reduced by credits allowed on cash balances. For the six months ended March 31, 2007, the fund’s expenses were reduced by $99,607 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $382, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan. The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended March 31, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $7,270 and $12 from the sale of class A and class M shares, respectively, and received $18,101 and $12 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2007, Putnam Retail Management, acting as underwriter, received $13 and no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the six months ended March 31, 2007, cost of purchases and proceeds from sales of U.S. government securities and agency obligations other than short-term investments aggregated $351,999,697 and $374,733,873, respectively.

Written option transactions during the period ended March 31, 2007, are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$ 204,316,000	$ 6,925,199

Options opened	62,185,000	1,401,503
Options exercised	—	—
Options expired	—	—
Options closed	(128,209,000)	(3,256,478)

Written options
outstanding at
end of period	$ 138,292,000	$ 5,070,224

Note 4: Capital shares

At March 31, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 3/31/07:
Shares sold	1,904,871	$ 16,871,083

Shares issued
in connection
with reinvestment
of distributions	1,061,561	9,385,650

	2,966,432	26,256,733

Shares
repurchased	(6,927,577)	(61,387,925)

Net decrease	(3,961,145)	$ (35,131,192)

Year ended 9/30/06:
Shares sold	4,221,316	$ 37,167,722

Shares issued
in connection
with reinvestment
of distributions	2,218,606	19,495,192

	6,439,922	56,662,914

Shares
repurchased	(19,266,607)	(169,481,850)

Net decrease	(12,826,685)	$(112,818,936)

CLASS B	Shares	Amount

Six months ended 3/31/07:
Shares sold	191,094	$ 1,683,502

Shares issued
in connection
with reinvestment
of distributions	60,865	535,071

	251,959	2,218,573

Shares
repurchased	(1,369,762)	(12,056,579)

Net decrease	(1,117,803)	$ (9,838,006)

Year ended 9/30/06:
Shares sold	571,213	$ 4,984,881

Shares issued
in connection
with reinvestment
of distributions	159,026	1,390,236

	730,239	6,375,117

Shares
repurchased	(3,572,137)	(31,282,921)

Net decrease	(2,841,898)	$(24,907,804)

CLASS C	Shares	Amount

Six months ended 3/31/07:
Shares sold	12,152	$ 107,573

Shares issued
in connection
with reinvestment
of distributions	5,568	49,120

	17,720	156,693

Shares
repurchased	(67,332)	(595,046)

Net decrease	(49,612)	$ (438,353)

Year ended 9/30/06:
Shares sold	33,250	$ 292,322

Shares issued
in connection
with reinvestment
of distributions	12,308	107,939

	45,558	400,261

Shares
repurchased	(142,170)	(1,251,161)

Net decrease	(96,612)	$ (850,900)

CLASS M	Shares	Amount

Six months ended 3/31/07:
Shares sold	17,364	$ 154,620

Shares issued
in connection
with reinvestment
of distributions	3,669	32,596

	21,033	187,216

Shares
repurchased	(12,735)	(113,455)

Net increase	8,298	$ 73,761

Year ended 9/30/06:
Shares sold	27,813	$ 245,216

Shares issued
in connection
with reinvestment
of distributions	6,897	60,877

	34,710	306,093

Shares
repurchased	(54,588)	(484,480)

Net decrease	(19,878)	$(178,387)

CLASS R	Shares	Amount

Six months ended 3/31/07:
Shares sold	922	$ 8,182

Shares issued
in connection
with reinvestment
of distributions	111	976

	1,033	9,158

Shares
repurchased	(16)	(140)

Net increase	1,017	$ 9,018

Year ended 9/30/06:
Shares sold	5,554	$49,153

Shares issued
in connection
with reinvestment
of distributions	160	1,401

	5,714	50,554

Shares
repurchased	(497)	(4,372)

Net increase	5,217	$46,182

CLASS Y	Shares	Amount

Six months ended 3/31/07:
Shares sold	420,704	$ 3,737,710

Shares issued
in connection
with reinvestment
of distributions	23,395	206,658

	444,099	3,944,368

Shares
repurchased	(90,891)	(802,731)

Net increase	353,208	$ 3,141,637

Year ended 9/30/06:
Shares sold	242,820	$ 2,138,369

Shares issued
in connection
with reinvestment
of distributions	46,290	406,574

	289,110	2,544,943

Shares
repurchased	(1,028,030)	(9,107,688)

Net decrease	(738,920)	$(6,562,745)

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $175,611 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 6: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Limited Duration Government
Investors Fund	Income Fund
Research Fund	Money Market Fund†
Tax Smart Equity Fund®	U.S. Government Income Trust
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund§
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance at www.putnam.com.

Fund information

Founded nearly 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter
	Executive Vice President,	Robert R. Leveille
	Principal Executive Officer,	Chief Compliance Officer
Marketing Services	Associate Treasurer and	Mark C. Trenchard
Putnam Retail Management	Compliance Liaison	Vice President and
One Post Office Square		BSA Compliance Officer
Boston, MA 02109
	Jonathan S. Horwitz	Judith Cohen
	Senior Vice President	Vice President, Clerk and
Custodians	and Treasurer	Assistant Treasurer
Putnam Fiduciary Trust
Company, State Street Bank	Steven D. Krichmar	Wanda M. McManus
and Trust Company	Vice President and	Vice President, Senior Associate
	Principal Financial Officer	Treasurer and Assistant Clerk

Legal Counsel	Janet C. Smith	Nancy E. Florek
Ropes & Gray LLP	Vice President, Principal	Vice President, Assistant Clerk,
	Accounting Officer and	Assistant Treasurer and
Trustees	Assistant Treasurer	Proxy Manager
John A. Hill, Chairman
Jameson Adkins Baxter,	Susan G. Malloy
Vice Chairman	Vice President and
Charles B. Curtis	Assistant Treasurer
Myra R. Drucker
Charles E. Haldeman, Jr.	Beth S. Mazor
Paul L. Joskow	Vice President
Elizabeth T. Kennan
Kenneth R. Leibler	James P. Pappas
Robert E. Patterson	Vice President
George Putnam, III
W. Thomas Stephens	Richard S. Robie, III
Richard B. Worley	Vice President

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA027 243435 5/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred.  Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: May 29, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 29, 2007